UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Canoo Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all appropriate boxes)
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

CANOO INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [•], 2023
Dear Stockholder:
You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of CANOO INC., a Delaware corporation (the “Company,” “Canoo,” “we,” “us” or “our”). The meeting will be held on [•], [•], 2023 at 8:30 a.m. Central Time via a live audio webcast. You will be able to attend the Special Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/GOEV2023SM2 and logging in using the 16-digit control number included on your proxy card or on the voting instruction form accompanying these proxy materials. The Special Meeting will be held for the following purposes:
1.
To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to increase the number of authorized shares our Common Stock (the “Share Authorization Proposal”).

2.
To approve, pursuant to Nasdaq Rule 5635, the issuance of shares of the Company’s common stock (i) upon the conversion of certain convertible debentures that have been issued to YA II PN, Ltd. (“Yorkville”) pursuant to (a) our Securities Purchase Agreement entered into Yorkville on April 24, 2023 (the “April SPA”), (b) our Securities Purchase Agreement entered into with Yorkville on June 30, 2023 (the “June SPA”), and (c) our Securities Purchase Agreement entered into with Yorkville on August 2, 2023 (the “August SPA”), (ii) upon the exercise of warrants issued pursuant to the June SPA and the August SPA, and (iii) if Yorkville chooses to exercise one or both options to purchase additional convertible debentures and warrants under the June SPA and the August SPA, respectively, pursuant to the conversion of such convertible debentures and/or upon the exercise of such warrants that may be issued upon exercise of one or both options, in excess of 20% of the number of shares outstanding on April 24, 2023 (the “Yorkville Share Issuance Proposal”).

3.
To approve an amendment to the Pre-Paid Advance Agreement dated July 20, 2022, as amended and supplemented from time to time, with Yorkville to lower the minimum floor price at which shares of Common Stock may be sold by us to $0.10 per share (the “Yorkville Floor Price Proposal”).

4.
To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Special Meeting (the “Adjournment Proposal”).

These items of business are more fully described in the proxy statement accompanying this notice.
This Notice of Special Meeting (this “Notice”), the accompanying proxy statement and form of proxy are first being mailed on or about [•], 2023 to stockholders of record as of [•], 2023 (the “Record Date”). Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on [•], 2023 at 8:30 a.m. Central Time at www.virtualshareholdermeeting.com/GOEV2023SM2.
The proxy statement and proxy card are available at www.proxyvote.com
By Order of the Board of Directors
/s/ Hector Ruiz
Hector Ruiz
General Counsel and Secretary
[•], 2023

Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card, or vote via the Internet or by telephone as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. If you received a proxy card, a return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote electronically if you attend the meeting. If your shares are held of record by a broker, bank or other nominee, please refer to the materials forwarded to you by your broker, bank or other nominee for instructions on how to vote the shares you hold as a beneficial stockholder.

CANOO INC.

CANOO INC.

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2023
INTRODUCTION
This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Canoo Inc., a Delaware corporation (“Canoo,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of Stockholders to be held [•], 2023, including any adjournment, postponement or rescheduling thereof (the “Special Meeting”).
Only stockholders of record as of the close of business on [•], 2023, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Special Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy by telephone or through the Internet.
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. Most of our stockholders holding their shares in “street name” will not receive paper copies of our proxy materials (unless requested) and will instead be sent a Notice of Internet Availability of Proxy Materials (a “Notice of Internet Availability”) from the brokerage firms, banks or other agents holding their accounts. All “street name” stockholders receiving a Notice of Internet Availability will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability.
Why did I receive a full set of proxy materials in the mail instead of a notice regarding the Internet availability of proxy materials?
We are providing stockholders who have previously requested a printed set of our proxy materials with paper copies of our proxy materials instead of a Notice of Internet Availability.
How do I attend and participate in the Special Meeting?
The meeting will be held on [•], 2023 at 8:30 a.m. Central Time and the Special Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You may attend, vote and ask questions at the Special Meeting by following the instructions provided on the Notice of Internet Availability, proxy card or voting instruction form to log in to www.virtualshareholdermeeting.com/GOEV2023SM2. If you are a stockholder of record, you will be asked to provide the 16-digit control number from your Notice of Internet Availability or proxy card. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank. The audio webcast of the Special Meeting will begin promptly at 8:30 a.m. Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:15 a.m. Central Time, and you should allow reasonable time for the check-in procedures.
If you are a stockholder as of the Record Date and have logged in using your 16-digit control number, you may submit a question at any point during the Special Meeting (until the floor is closed to questions). Stockholder questions or comments are welcome, but we will only answer questions pertinent to Special Meeting matters, subject to time constraints. Questions regarding personal matters and statements of advocacy are not pertinent to Special Meeting matters and therefore will not be addressed. Questions that are substantially similar may be grouped and answered together to avoid repetition.

What if I cannot find my Control Number?
Please note that if you do not have your Control Number, you can login and attend the Special Meeting as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the Special Meeting.
Will a list of record stockholders as of the Record Date be available?
A list of our record stockholders as of the close of business on [•], 2023, the Record Date, will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/GOEV2023SM2. In addition, for the ten days prior to the Special Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our corporate office located at 15520 Highway 114, Justin, Texas 76247, during regular business hours. To access the list of record stockholders beginning ten days prior to the Special Meeting and until the meeting, stockholders should email ir@canoo.com.
Where can I get technical assistance if I am having trouble accessing the meeting or during the meeting?
If you have difficulty accessing the meeting or during the Special Meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.
Information on how to vote at the Special Meeting is discussed below.
Who can vote at the Special Meeting?
Only stockholders of record at the close of business on [•], 2023, will be entitled to vote at the Special Meeting. On the Record Date, there were [•] shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on [•], 2023, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote electronically during the meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy through the Internet or by telephone to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on [•], 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting.
What if another matter is properly brought before the meeting?
Pursuant to the Company Bylaws, business transacted at any special meeting of stockholders will be limited to the purposes stated in the Notice of the Meeting.

How do I vote?
For each proposal, you may either vote “For” or “Against” or abstain from voting. The Board recommends you vote “For” each of the proposals presented in this Proxy.
The procedures for voting are as follows:
Stockholders of Record: Shares Registered in Your Name
If on [•], 2023, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote electronically during the Special Meeting or vote by proxy before the Special Meeting in the following ways:
1.	via the Internet at www.proxyvote.com;
2.	by phone by calling 1-800-690-6903; or
3.	by signing and returning a proxy card.
Proxies submitted via the Internet or by telephone must be received by 10:59 p.m., Central Time, on [•], 2023.
Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed above to ensure your vote is counted.
Beneficial Owners: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice of Internet Availability containing voting instructions from that organization rather than from Canoo Inc. To vote prior to the Special Meeting, simply follow the voting instructions in the Notice of Internet Availability to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote at the Special Meeting, you must obtain a control number from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a control number.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of [•], 2023.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, through the Internet, by telephone or electronically during the Special Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” each proposal presented in this Proxy Statement. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under the NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposals 2, 3 and 4 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 1 is considered to be a “routine” matter under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 1.
If you are a beneficial owner of shares held in street name, and you do not plan to attend the meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, or more than one Notice of Internet Availability, or combination thereof, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each set of proxy materials or Notice of Internet Availability to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy through the Internet or by telephone.
•	You may deliver a written notice that you are revoking your proxy to Canoo Inc.’s Secretary at 15520 Highway 114, Justin, Texas 76247 at or prior to the Special Meeting.
•
You may vote during the Special Meeting, if you are a stockholder of record as of the Record Date, follow the instructions at www.virtualshareholdermeeting.com/GOEV2023SM2. You will need to log in with the 16-digit Control Number found on your Notice of Internet Availability, or other proxy materials. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet or telephone proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
When are stockholder proposals and director nominations due for the Company’s next annual meeting?
The Company has not yet scheduled a 2023 annual meeting of stockholders (the “2023 Annual Meeting”). We will provide notice of, or otherwise publicly disclose, once available, the date on which the 2023 Annual Meeting will be held, in compliance with Rule 14a-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Our 2023 Annual Meeting will be more than 30 days after the first anniversary of our 2022 annual meeting of stockholders. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at 2023 Annual Meeting pursuant to Rule 14a-8 under Exchange Act, the proposal must be received by the Company a reasonable amount of time before we begin to print and mail our proxy materials for the 2023 Annual Meeting. The anticipated date of mailing proxy materials will be announced in the notice we publish in connection with our 2023 Annual Meeting.
If you wish to submit a proposal (including a director nomination) at the 2023 Annual Meeting, other than pursuant to Rule 14a-8, you must comply with the advance notice provisions of the Company’s Bylaws, which require, among other things, that you provide timely notice. Pursuant to our Bylaws, if an annual meeting, such as the 2023 Annual

Meeting is held more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the ninetieth 90th day prior to such annual meeting or the closing of business on the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain the information required by our Bylaws.
In addition to satisfying the foregoing requirements under our Bylaws, including the notice deadline set forth above and therein, to comply with the requirements set forth in Rule 14a-19 of the Exchange Act (the universal proxy rules), stockholders who intend to solicit proxies in support of director nominees, other than the Board’s nominees, must provide written notice to our Corporate Secretary that sets forth all the information required by Rule 14a-19. Such notice must be postmarked or transmitted electronically to the Company at the mailing address provided above by the later of (a) the sixtieth day prior to the date of the 2023 Annual Meeting, and (b) the tenth day following the date on which public announcement of the date of the 2023 Annual Meeting is first made by us.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 2, 3 and 4 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with those proposals. Proposal 1 is a routine vote and therefore we do not expect any broker non-votes for Proposal 1.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Share Authorization Proposal	Majority of the votes cast (i.e., votes cast “For” must exceed votes cast “Against”)	No effect	Not Applicable

2	Yorkville Share Issuance Proposal	“For” votes from the holders of a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter	Vote Against	No effect

3	Yorkville Floor Price Proposal	“For” votes from the holders of a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter	Vote Against	No effect

4	Adjournment Proposal	“For” votes from the holders of a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter	Vote Against	No effect

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the Record Date, there were [•] shares outstanding and entitled to vote. Thus, the holders of [•] shares must be present in person or represented by proxy at the meeting to have a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the virtual meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, either the chairperson of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What proxy materials are available on the Internet?
This Proxy Statement is available, or will be made available when published, at www.proxyvote.com.

PROPOSAL 1

SHARE AUTHORIZATION PROPOSAL
After careful consideration, the Board has adopted, declared advisable and directed that there be submitted to the stockholders at the Special Meeting a proposed amendment of our Charter (the “Authorized Share Amendment”) to increase the number of shares of authorized Common Stock from 1,000,000,000 to 2,000,000,000.
Background
Article IV of our Charter currently authorizes the Company to issue up to 1,000,000,000 shares of Common Stock and 10,000,000 shares of preferred stock of the Company, par value $0.0001 per share (“Preferred Stock”). As of [•], 2023, [•] shares of Common Stock were issued, including [•] held as treasury shares, with warrants outstanding to purchase up to an aggregate of [•] shares of Common Stock (which number includes shares underlying the June Initial Warrant and August Initial Warrant (each as defined below)), [•] shares underlying the June Convertible Debentures (as defined below) (assuming conversion of shares at our closing share price the date immediately preceding [•], 2023 of $[•]), [•] shares underlying the August Convertible Debentures (as defined below) (assuming conversion of shares at our closing share price the date immediately preceding [•], 2023 of $[•]), options, earnout shares and restricted stock units outstanding to acquire up to an aggregate of [•] shares of Common Stock, approximately [•] shares of Common Stock reserved for possible future issuance pursuant to the remaining authorized and unissued stock awards under the Canoo Inc. 2020 Equity Incentive Plan and approximately [•] shares of Common Stock available for purchase by employees pursuant to the Canoo Inc. 2020 Employee Stock Purchase Plan. The adoption of the proposed Authorized Shares Amendment would provide for an additional 1,000,000,000 authorized shares of Common Stock for future issuance, which would bring the aggregate total of authorized shares of capital stock to 2,010,000,000, composed of 2,000,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.
The Authorized Shares Amendment amends and restates Paragraph A of Article IV of our Charter in its entirety to read as follows:
The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 2,010,000,000 shares. 2,000,000,000 shares shall be Common Stock, each having a par value of one-hundredth of one cent ($0.0001). 10,000,000 shares shall be Preferred Stock, each having a par value of one-hundredth of one cent ($0.0001).
Reasons for Seeking Stockholder Approval
A proposed amendment to our Charter is to ensure that the Company has a sufficient number of authorized shares of our Common Stock for future corporate needs. The additional shares of our Common Stock may be used for various purposes without further stockholder approval (except as required, or limited, by law or the Nasdaq Marketplace Rules (the “Nasdaq Listing Rules”)). These purposes may include: (i) raising capital, if the Company has an appropriate opportunity, through offerings of Common Stock or securities that are convertible into Common Stock, including sales of Common Stock pursuant to the PPA (as defined below) and the Applicable Yorkville Agreements (as defined below), in each case described in further detail below; (ii) exchanging Common Stock or securities that are convertible into Common Stock for other outstanding securities; (iii) providing equity incentives to employees, officers, directors, customers, consultants, or advisors; (iv) expanding the Company’s business through the acquisition of other businesses or assets; (v) stock splits, dividends, and similar transactions; (vi) debt or equity restructuring or refinancing transactions; and (vii) other corporate purposes.
The Board has not proposed the increase in the number of authorized shares of Common Stock with the intent of preventing or discouraging any actual or threatened tender offers or takeover attempts of the Company and the Board is not currently aware of any attempt or plan to acquire control of the Company. Rather, the Authorized Shares Amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the Authorized Shares Amendment to provide greater flexibility to the Board in considering and planning for our potential future corporate needs.
Rights of Additional Authorized Shares
The additional authorized shares contemplated by the Authorized Shares Amendment would be a part of the existing class of our Common Stock and, if issued, would have the same rights and privileges as the shares of our Common

Stock presently issued and outstanding. Holders of shares of our Common Stock (solely in their capacity as holders of shares of our Common Stock) have no preemptive rights or rights to convert their shares of our Common Stock into any other securities. Accordingly, should the Board elect to issue additional shares of our Common Stock, existing holders of shares of our Common Stock would not have any preferential rights to purchase the shares.
Effect on Current Stockholders
Future issuance of Common Stock or securities convertible into our Common Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of our Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible takeover scenario. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This Proposal 1 is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties. The Authorized Shares Amendment does not affect the number of shares or rights of preferred stock authorized.
Effectiveness of the Amendment
If this Proposal 1 is approved by the Company’s stockholders, the Authorized Shares Amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, which the Company intends to do promptly following the Special Meeting. If this Proposal 1 is not approved by the Company’s stockholders, the Authorized Shares Amendment will not be implemented, and the Company’s capitalization will remain as it is currently.
Required Vote and Recommendation of Board of Directors
Approval of Proposal 1 requires the affirmative vote of a majority of the votes cast on the Proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this vote. Proposal 1 is considered “routine”, and thus we do not expect any broker non-votes for this Proposal.
THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK.

PROPOSALS 2 AND 3: THE YORKVILLE PROPOSALS
Overview of the Yorkville Proposals
We are asking stockholders to vote on two proposals relating to certain transactions with Yorkville: (i) Proposal 2, to approve the issuance of shares of Common Stock in excess of the Yorkville Exchange Cap (as defined below) (the “Yorkville Share Issuance Proposal”) and (ii) Proposal 3, to approve an amendment to the PPA (as defined below) with Yorkville to reduce the minimum floor price at which shares may be sold under the PPA to $0.10 per share (the “Yorkville Floor Price Proposal” and together with the Yorkville Share Issuance Proposal, the “Yorkville Proposals”). Set forth below is a description of the relevant transactions with Yorkville and each proposal.
Background
Pre-Paid Advance Agreement
On July 20, 2022, we entered into a Pre-Paid Advance Agreement (as amended and supplemented from time to time, “the PPA”) with Yorkville. Pursuant to the PPA and subject to certain conditions precedent set forth therein, the Company may request advances of up to $50 million in cash from Yorkville (or such greater amount that the parties may mutually agree) (the “Pre-Paid Advance”), with an aggregate limitation on the Pre-Paid Advances of $300 million.
Pursuant to the initial terms of the PPA, the Company was not allowed to issue shares of Common Stock to Yorkville under the PPA for a purchase price per share of less than $1.00 per share (as amended from time to time, the “PPA Floor Price”). However, on January 24, 2023, the Company held a special meeting of stockholders (the “January 2023 Special Meeting”) where the stockholders, among other items, (i) approved an amendment to the PPA to lower the PPA Floor Price at which shares may be sold by us from $1.00 per share to $0.50 per share and (ii) approved, pursuant to Nasdaq Rule 5635(d), the issuance under the PPA of shares of the Company’s Common Stock in excess of 20% of the number of shares outstanding on May 10, 2022.
As of [•], 2023, under the PPA, we have offered and sold to Yorkville an aggregate of shares of approximately [•] of our Common Stock. Pursuant to the stockholders’ approval at the January 2023 Special Meeting, share issuances under the PPA are not subject to the Yorkville Exchange Cap. This description of the PPA does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the PPA, filed as Exhibit 10.1 to our current report on Form 8-K filed on July 21, 2022, (ii) the side letter to the PPA, dated October 5, 2022, by and between us and Yorkville, filed as Exhibit 10.1 to our current report on Form 8-K on October 5, 2022, (iii) the supplemental agreement to the PPA, dated November 9, 2022, by and between us and Yorkville, filed as Exhibit 10.1 to our current report on Form 8-K on November 9, 2022, and (iv) the second supplemental agreement to the PPA, dated December 31, 2022, by and between us and Yorkville, filed as Exhibit 10.1 to our current report on Form 8-K on January 6, 2023, each of which is incorporated by reference herein.
April 2023 Convertible Debentures
On April 24, 2023, the Company entered into the April SPA with Yorkville, in connection with the issuance and sale by the Company of convertible debentures in an aggregate principal amount of $48.0 million (the “April Convertible Debentures”). The April Convertible Debentures bore interest at a rate of 1.0% per annum, subject to increase to 15.0% per annum upon the occurrence of certain events of default, and originally matured on June 24, 2024. The April Convertible Debentures had an original issue discount of 6.0% resulting in gross proceeds to the Company before expenses of $45.12 million.
As of [•], 2023, we have offered and sold to Yorkville an aggregate of [•] shares of our Common Stock under the April Convertible Debentures, which shares have counted against the Yorkville Exchange Cap (as defined below). There are [•] remaining shares of Common Stock that may issued prior to being capped by the Yorkville Exchange Cap. On August 2, 2023, we and Yorkville agreed to transfer the outstanding balance on April Convertible Debentures to the August Initial Convertible Debenture. Such outstanding balance is reflected in the aggregate principal amount issuable available under the August Initial Convertible Debenture. No amounts remain outstanding under the April Convertible Debentures. All amounts under the August Initial Convertible Debentures, including amounts assumed in respect of the April Convertible Debentures, are governed by terms of August SPA and August Convertible Debentures.

June 2023 Convertible Debentures and Warrants
On June 30, 2023, the Company entered into the June SPA with Yorkville, in connection with the issuance and sale by the Company of convertible debentures in an aggregate principal amount of $26,595,745 (the “June Initial Convertible Debenture”) and pursuant to which the Company granted Yorkville an option (the “June Option”) to purchase additional convertible debentures in an aggregate principal amount of up to $53,191,489 subject to the terms and conditions set forth in the June SPA (the “June Option Convertible Debenture,” and together with the June Initial Convertible Debenture, the “June Convertible Debentures”).
The June Convertible Debentures bear interest at a rate of 3.0% per annum, subject to increase to 15.0% per annum upon the occurrence of certain events of default. The June Initial Convertible Debenture will mature on August 30, 2024, unless earlier converted or redeemed. The June Option Convertible Debenture, to the extent issued, will mature 14 months after the date the June Option Convertible Debenture is issued. The June Initial Convertible Debenture was purchased at a purchase price equal to 94.0% of aggregate principal amount, resulting in gross proceeds to the Company of approximately $25.0 million. The June Option Convertible Debenture, to the extent issued, will be purchased at a purchase price equal to 94.0% of the aggregate principal amount of the June Option Convertible Debenture, resulting in gross proceeds to the Company of approximately $50.0 million assuming the June Option is exercised in full.
The June Convertible Debentures are convertible at the option of the holder into a number of shares of our Common Stock, equal to the applicable June Conversion Amount (as defined below) divided by the lower of (a)(i) in the case of the June Initial Convertible Debenture, $0.50 per share and (ii) in the case of the June Option Convertible Debenture, $0.5358 per share (each of (i) and (ii), the “June Fixed Conversion Price”) and (b) the Variable Conversion Price (the lower of the June Fixed Conversion Price and the Variable Conversion Price shall be referred to as the “June Purchase Price”); however in no event shall the June Purchase Price be less than $0.10 per share (the “June Floor Price”).
The June Convertible Debentures may be converted in whole or in part, at any time and from time to time, subject to the Yorkville Exchange Cap. The June Conversion Amount with respect to any requested conversion will equal the principal amount requested to be converted plus all accrued and unpaid interest on the June Convertible Debentures as of such conversion (the “June Conversion Amount”). In addition, no conversion will be permitted to the extent that, after giving effect to such conversion, the holder together with the certain related parties would beneficially own in excess of 9.99% of the Common Stock outstanding immediately after giving effect to such conversion, subject to certain adjustments.
Furthermore, in connection with the June SPA, the Company issued to Yorkville an initial warrant to purchase up to 49,637,448 shares of our Common Stock at an exercise price of $0.5358 (the “June Initial Warrant”). If Yorkville exercises the June Option, the Company will issue to Yorkville an additional warrant (the “June Option Warrant” and together with the June Initial Warrant, the “June Warrants”) for a number of shares of Common Stock determined by dividing the principal amount so exercised (up to $53,191,489) by 0.5358 (i.e., up to 99,274,896 shares of Common Stock). The June Initial Warrant is immediately exercisable and will expire on June 30, 2028. The June Option Warrant, to the extent issued, will be issued on the same terms as the June Initial Warrant except that the exercise price of the June Option Warrant will be $0.67 per share and will expire on the date that is the fifth year anniversary of the exercise. The June Warrants include customary adjustment provisions for stock splits, combinations and similar events. The June Warrants are also subject to the Yorkville Exchange Cap.
Any shares of our Common Stock issued to Yorkville pursuant to the June Convertible Debentures or the June Warrants are subject to the Yorkville Exchange Cap. As of [•], 2023, the Company has not issued any shares of our Common Stock to Yorkville pursuant to the June Convertible Debentures or the June Warrants.
This descriptions of the June SPA, the June Convertible Debentures and the June Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of (i) the June SPA, filed as Exhibit 10.1 to our current report on Form 8-K filed on July 7, 2023, (ii) the June Convertible Debentures, filed as Exhibit 4.1 to our current report on Form 8-K filed on July 7, 2023, and (iii) the June Warrants, filed as Exhibit 4.2 to our current report on Form 8-K filed on July 7, 2023, each of which is incorporated by reference herein.
August 2023 Convertible Debentures and Warrants
On August 2, 2023, the Company entered into the August SPA with Yorkville, in connection with the issuance and sale by the Company of convertible debentures in an aggregate principal amount of $27,936,819 (the “August Initial

Convertible Debenture”) and pursuant to which the Company granted Yorkville an option (the August Option Convertible Debenture, together with the June Option Convertible Debenture, the “Option Convertible Debentures”) to purchase additional convertible debentures in an aggregate principal amount of up to $53,191,489 subject to the terms and conditions set forth in the August SPA (the “August Option Convertible Debenture,” and together with the August Initial Convertible Debenture, the “August Convertible Debentures”)..
The August Convertible Debentures bear interest at a rate of 3.0% per annum, subject to increase to 15.0% per annum upon the occurrence of certain events of default. The August Initial Convertible Debenture will mature on September 30, 2024, unless earlier converted or redeemed. The August Option Convertible Debenture, to the extent issued, will mature 14 months after the date the August Option Convertible Debenture is issued. The August Initial Convertible Debenture resulted in gross proceeds to the Company of approximately $25.0 million (which amount does not include proceeds from the balance transferred from the April Convertible Debentures). The aggregate principal amount of the Initial Debenture consists of $26,595,745 of debt purchased at a purchase price equal to 94.0% of the aggregate principal amount thereof and $1,341,074 of debt assumed in respect of the Company’s obligations under the April Convertible Debentures. The August Option Convertible Debenture, to the extent issued, will be purchased at a purchase price equal to 94.0% of the aggregate principal amount of the August Option Convertible Debenture, resulting in gross proceeds to the Company of approximately $50.0 million assuming the August Option is exercised in full.
The August Convertible Debentures are convertible at the option of the holder into a number of shares of our Common Stock, equal to the applicable August Conversion Amount (as defined below) divided by the lower of (a)(i) in the case of the August Initial Convertible Debenture, $0.50 per share and (ii) in the case of the August Option Convertible Debenture, $0.5358 per share (each of (i) and (ii), the “August Fixed Conversion Price”) and (b) the Variable Conversion Price (the lower of the August Fixed Conversion Price and the Variable Conversion Price shall be referred to as the “August Purchase Price”); however in no event shall the August Purchase Price be less than $0.10 per share (the “August Floor Price”).
The August Convertible Debentures may be converted in whole or in part, at any time and from time to time, subject to the Yorkville Exchange Cap. The August Conversion Amount with respect to any requested conversion will equal the principal amount requested to be converted plus all accrued and unpaid interest on the August Convertible Debentures as of such conversion (the “August Conversion Amount”). In addition, no conversion will be permitted to the extent that, after giving effect to such conversion, the holder together with the certain related parties would beneficially own in excess of 9.99% of the Common Stock outstanding immediately after giving effect to such conversion, subject to certain adjustments.
Furthermore, in connection with the August SPA, the Company issued to Yorkville an initial warrant to purchase up to 49,637,448 shares of our Common Stock at an exercise price of $0.5358 (the “August Initial Warrant, and together with the June Initial Warrant, the “Initial Warrants”). If Yorkville exercises the August Option, the Company will issue to Yorkville an additional warrant (the “August Option Warrant” and together with the August Initial Warrant, the “August Warrants,” and the August Warrants, together with the June Warrants, the “Warrants”) for a number of shares of Common Stock determined by dividing the principal amount so exercised (up to $53,191,489) by 0.5358 (i.e., up to 99,274,896 shares of Common Stock). The August Initial Warrant is immediately exercisable and will expire on August 2, 2028. The August Option Warrant (together with the June Option Warrant, the “Option Warrants”), to the extent issued, will be issued on the same terms as the August Initial Warrant except that the exercise price of the August Option Warrant will be $0.67 per share and will expire on the date that is the fifth year anniversary of the exercise. The August Warrants include customary adjustment provisions for stock splits, combinations and similar events.
Any shares of our Common Stock issued to Yorkville pursuant to the August Convertible Debentures or the August Warrants are subject to the Yorkville Exchange Cap. As of [•], 2023, the Company has not issued any shares of our Common Stock to Yorkville pursuant to the August Convertible Debentures or the August Warrants.
This descriptions of the August SPA, the August Convertible Debentures and the August Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of (i) the August SPA, filed as Exhibit 10.1 to our current report on Form 8-K filed on August 4, 2023, (ii) the August Convertible Debentures, filed as Exhibit 4.1 to our current report on Form 8-K filed on August 4, 2023, and (iii) the August Warrants, filed as Exhibit 4.2 to our current report on Form 8-K filed on August 4, 2023, each of which is incorporated by reference herein.

Yorkville Exchange Cap
The Company is restricted from issuing any Common Stock upon conversion of the Convertible Debentures if the issuance of such shares of Common Stock would exceed 95,448,226 (which number of shares represents approximately 19.99% of the aggregate number of shares of Common Stock issued and outstanding as of April 24, 2023) (such amount, the “Yorkville Exchange Cap”).
As of [•], 2023, we have offered and sold to Yorkville an aggregate of [•] shares of our Common Stock under the April Convertible Debentures, which shares have counted against the Yorkville Exchange Cap, and no shares of our Common Stock under the June Convertible Debentures and August Convertible Debentures or the Warrants. There are [•] remaining shares of Common Stock that may issued prior to being capped by the Yorkville Exchange Cap.

PROPOSAL 2

YORKVILLE SHARE ISSUANCE PROPOSAL
We are seeking approval of the issuance of shares pursuant to the April SPA, June SPA and August SPA (including, without limitation, any shares that may be issued under the Option Convertible Debentures and Option Warrants, if Yorkville exercises one or both Options in whole or in part) of Common Stock to Yorkville in excess of the Yorkville Exchange Cap. As of [•], 2023, under the April Convertible Debentures, the June Convertible Debentures, the August Convertible Debentures and the Warrants (collectively, the “Applicable Yorkville Agreements”) we had issued [•] shares of Common Stock to Yorkville at prices less than the applicable minimum price discussed below, representing substantially all of the shares permitted to be issued under the Applicable Yorkville Agreements without exceeding the Yorkville Exchange Cap. In addition, if Yorkville exercises one or both Options, we may issue additional shares to Yorkville pursuant to the Option Convertible Debentures and/or Option Warrants.
Although the Yorkville Share Issuance Proposal is not conditioned on the approval of any of the other proposals set forth in this Proxy Statement, the outcome of certain of the other proposals may have an impact on our ability to utilize the Applicable Yorkville Agreements in the future. If the Yorkville Floor Price Proposal is not approved, we will be unable to utilize the PPA if the sales price of our Common Stock under the PPA would be less than the current PPA Floor Price. If the Share Authorization Proposal is not approved, we may not have sufficient authorized but unissued shares to satisfy our obligations to Yorkville, even if the Yorkville Exchange Cap is removed. None of the other proposals are conditioned upon the approval of the Yorkville Share Issuance Proposal.
Reasons for Seeking Stockholder Approval
Our Common Stock is currently listed on the Nasdaq Global Select Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635 requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) in connection with a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance. For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. The applicable “Minimum Price” is $0.75 per share of Common Stock based on the signing of the April SPA on April 24, 2023.
In connection with the execution of the June SPA and August SPA, we agreed to hold a meeting of stockholders to, among other things, obtain the consent of the stockholders of the Company pursuant to Nasdaq Listing Rules 5635 for the issuance of all shares of our Common Stock that could be issued pursuant to Applicable Yorkville Agreements (including, without limitation, the Option Convertible Debentures and Option Warrants).
The Yorkville Exchange Cap applies to shares of Common Stock issued or that may be issued under all of the Applicable Yorkville Agreements (including, without limitation, the Option Convertible Debentures and Option Warrants), and accordingly, we are seeking a single stockholder approval with respect to all shares previously issued under the Applicable Yorkville Agreements and future shares to be issued under the Applicable Yorkville Agreements (including, without limitation, the Option Convertible Debentures and Option Warrants). Stockholder approval of this Proposal 2 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635.
Our Board has determined that the Applicable Yorkville Agreements and our ability to issue the shares of Common Stock (including, without limitation, pursuant to the Option Convertible Debentures and Option Warrants) thereunder in excess of the Yorkville Exchange Cap are in the best interests of the Company and its stockholders because the ability to sell shares of Common Stock to Yorkville provides us with a reliable source of capital for general corporate purposes, which may include, but are not limited to, funding working capital, capital expenditures, operating expenses and the selective pursuit of business development opportunities, including continued product or technology investment.

We cannot predict if Yorkville will exercise one or both Options or the price of our Common Stock at any future date, and therefore cannot predict the number of shares of Common Stock to be issued under the the June Convertible Debentures and the August Convertible Debentures (collectively, the “Convertible Debentures”) or whether the applicable price for any conversion under the Convertible Debentures will be greater than the applicable Minimum Price under the Nasdaq Rules.
Assuming that all Warrants are exercised and that all remaining Convertible Debentures (including the Option Convertible Debentures and Option Warrants) are converted at the hypothetical trading prices below, the following number of shares of Common Stock could be issued in connection with the Applicable Yorkville Agreements, in addition to [•] shares of Common Stock previously issued to Yorkville pursuant to the April Convertible Debentures:
Applicable Yorkville Agreement	Hypothetical Trading Price
	$0.50	$0.40	$0.30	$0.20	$0.10
April Convertible Debentures[1]	—	—	—	—	—
June Initial Convertible Debenture	[•]	[•]	[•]	[•]	[•]
June Initial Warrant	49,637,448	49,637,448	49,637,448	49,637,448	49,637,448
June Option Convertible Debenture	[•]	[•]	[•]	[•]	[•]
June Option Warrant	99,274,896	99,274,896	99,274,896	99,274,896	99,274,896
August Initial Convertible Debenture	[•]	[•]	[•]	[•]	[•]
August Initial Warrant	49,637,448	49,637,448	49,637,448	49,637,448	49,637,448
August Option Convertible Debenture	[•]	[•]	[•]	[•]	[•]
August Option Warrant	99,274,896	99,274,896	99,274,896	99,274,896	99,274,896
Total Remaining Shares Issuable Pursuant to Applicable Yorkville Agreements	[•]	[•]	[•]	[•]	[•]
[1]
The remaining balance of the April Convertible Debentures was transferred to the August Initial Convertible Debenture pursuant to the August SPA. No amounts remain outstanding under the April Convertible Debentures. All amounts under the August Initial Convertible Debentures, including amounts assumed in respect of the April Convertible Debentures, are governed by terms of August SPA and August Convertible Debentures.

Therefore, we are seeking stockholder approval under this Proposal 2 to issue shares of Common Stock in excess of the Yorkville Exchange Cap, if necessary, to Yorkville under the respective terms of the Applicable Yorkville Agreements. The failure of the Company’s stockholders to approve this Proposal 2 will prevent the Company from selling, at less than the Minimum Price (as applicable), shares of Common Stock to Yorkville in excess of the Yorkville Exchange Cap.
Consequences of Non-Approval
As previously disclosed, as of March 31, 2023, the Company concluded that there was substantial doubt about its ability to continue to operate as a going concern for the 12 months following the issuance of its consolidated financial statements. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to access additional sources of capital, including, but not limited to equity and/or debt financings and government loans or grants. If the Company is unable to raise additional capital, the Company may have to significantly delay, scale back or discontinue the development or commercialization of its product and/or consider a sale or other strategic transaction.
If we do not receive the Yorkville Share Issuance Approval, this will restrict our ability to sell shares of Common Stock to Yorkville, which Yorkville provides us with a reliable source of capital for general corporate purposes, unless we are able to sell shares to Yorkville at a price per share greater than the applicable Minimum Price under the Applicable Yorkville Agreements. Additionally, Yorkville can exercise (i) the June Option within 5 trading days and (ii) the August Option within 20 trading days, in each case following the date we receive stockholder approval for this Proposal 2 at the Special Meeting. Failure to approve this Proposal 2 may affect Yorkville’s decision of whether it will exercise one or both Options.
Accordingly, our Board believes that providing the Company the flexibility to issue shares of Common Stock in excess of the Yorkville Exchange Cap and below the applicable Minimum Price for all of the Applicable Yorkville Agreements (including, without limitation, the Option Convertible Debentures and Option Warrants) is advisable and in the best interests of the Company and our stockholders because of the capital the Company can receive with greater flexibility to issue shares under the Applicable Yorkville Agreements.

Effect on Current Stockholders
The issuance of shares of Common Stock under the Applicable Yorkville Agreements (including any such shares issued below the applicable Minimum Price for each agreement that are the subject of this Proposal 2 and including, without limitation, shares that may be issued pursuant to the Option Convertible Debentures or Option Warrants) would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. Because the number of shares of Common Stock that may be issued to Yorkville pursuant to the Convertible Debentures is determined based on the price at the time of issuance, and because we do not know if Yorkville will exercise one or both Options, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.
Required Vote and Recommendation of Board of Directors
Approval of Proposal 2 requires the affirmative vote of stockholders representing a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF, PURSUANT TO NASDAQ RULE 5635, THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK (I) UPON THE CONVERSION OF CERTAIN CONVERTIBLE DEBENTURES THAT HAVE BEEN ISSUED TO YORKVILLE PURSUANT TO (A) THE APRIL SPA, (B) THE JUNE SPA AND (C) THE AUGUST SPA, (II) UPON THE EXERCISE OF WARRANTS ISSUED PURSUANT TO THE JUNE SPA AND THE AUGUST SPA AND (III) IF YORKVILLE CHOOSES TO EXERCISE ONE OR BOTH OPTIONS TO PURCHASE ADDITIONAL CONVERTIBLE DEBENTURES AND WARRANTS UNDER THE JUNE SPA AND THE AUGUST SPA, RESPECTIVELY, PURSUANT TO THE CONVERSION OF SUCH CONVERTIBLE DEBENTURES AND/OR UPON THE EXERCISE OF SUCH WARRANTS THAT MAY BE ISSUED UPON EXERCISE OF ONE OR BOTH OPTIONS, IN EXCESS OF 20% OF THE NUMBER OF
SHARES OUTSTANDING ON APRIL 24, 2023

PROPOSAL 3

YORKVILLE FLOOR PRICE PROPOSAL
We are asking stockholders to vote on an amendment to the PPA to lower the PPA Floor Price from $0.50 to $0.10. Changing the PPA Floor Price would permit us to sell shares under the PPA at prices below $0.50 if circumstances permit, but in no event less than $0.10.
The Yorkville Floor Price Proposal is not conditioned on the approval of any other proposal. However, because we have previously issued shares to Yorkville under the April Convertible Debentures that have counted toward the Yorkville Exchange Cap (under the applicable Minimum Price), we will be limited in our ability issue additional shares to Yorkville under the Convertible Debentures at any price below the $0.75 Minimum Price unless the Yorkville Share Issuance Proposal is approved.
Reasons for Seeking Stockholder Approval
The PPA Floor Price is intended to protect stockholders from the potential dilutive effects of sales under the PPA by limiting the price at which shares may be sold thereunder and thereby limiting the downward price pressure that the PPA could exert on the price of our Common Stock in unfavorable trading conditions. We believe the PPA Floor Price is most effective at limiting downward movements in the stock when it cannot be waived or modified without stockholder approval. In connection with the execution of the June SPA and August SPA, we agreed to hold a meeting of stockholders to, among other things, obtain the consent of the stockholders to amend the PPA to provide for a floor price of $0.10 per share. Accordingly, we are asking our stockholders to approve an amendment to the PPA to lower the PPA Floor Price from $0.50 to $0.10.
Our Board has determined that it is in the best interests of the Company to be able to sell shares under the PPA below the current PPA Floor Price. As of [•], 2023, our stock price was $[•], or approximately [•]% higher than the current PPA Floor Price. However, our stock price has in the past been, and may in the future be, volatile, and there can be no assurance that it will remain above the current PPA Floor Price. Our Board believes that the Company would benefit from having the flexibility to continue using the PPA as a source of capital even in circumstances where the share price may be below the current floor price.
If the Yorkville Floor Price Proposal is approved, there is no assurance that we will sell shares under the PPA at prices less than $0.50, and thus may negatively affect our ability to access capital pursuant to the PPA.
Consequences of Non-Approval
As previously disclosed, as of March 31, 2023, the Company concluded that there was substantial doubt about its ability to continue to operate as a going concern for the 12 months following the issuance of its consolidated financial statements. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to access additional sources of capital, including, but not limited to equity and/or debt financings and government loans or grants. If the price of our Common Stock falls below the current PPA Floor Price, the Company may be unable to raise additional capital on terms similar to the PPA, or at all, which could have an adverse impact on our operations and business plans. If the Yorkville Floor Price Proposal is not approved, we may continue to sell shares under the PPA at prices equal to or greater than the current PPA Floor Price of $0.50, provided that all other applicable PPA conditions are satisfied.
If stockholders do not approve Yorkville Floor Price Proposal, we do not currently intend to amend or waive the PPA Floor Price requirement in the PPA. We may, however, enter into new financing arrangements with Yorkville or other parties, if our Board determines that these arrangements are in the best interest of the Company and our stockholders.
Effect on Current Stockholders
The issuance of shares of Common Stock under the PPA would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. The proposed new PPA Floor Price will increase the range of prices at which shares can be sold pursuant to the PPA, which could result in additional dilution to our existing stockholders. Because the number of shares of Common Stock that may be issued to Yorkville pursuant to the PPA is determined based on the price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Required Vote and Recommendation of Board of Directors
Approval of Proposal 3 requires the affirmative vote of stockholders representing a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE PPA WITH YORKVILLE TO LOWER THE MINIMUM FLOOR PRICE AT WHICH SHARES OF COMMON
STOCK MAY BE SOLD BY US TO $0.10 PER SHARE

PROPOSAL 4

ADJOURNMENT PROPOSAL
Overview
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this Proposal 4, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the other proposals contained in this Proxy Statement.
Required Vote and Recommendation of Board of Directors
Approval of Proposal 4 requires the affirmative vote of stockholders representing a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF A PROPOSAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, ONE OR
MORE OF THE OTHER PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information known to us regarding the beneficial ownership of the Common Stock as of July 31, 2023:
•	each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock;
•	each named executive officer and director of the Company; and
•	all current executive officers and directors of the Company, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provides that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership percentages set forth in the table below are based on 611,633,830 shares of Common Stock issued and outstanding as of July 31, 2023 and do not take into account the issuance of any shares of Common Stock upon the exercise of warrants to purchase up to 209,886,974 shares of Common Stock that remain outstanding.
Common stock subject to options or restricted stock units (“RSUs”) that are currently exercisable or exercisable or will vest within 60 days of July 31, 2023 are deemed to be outstanding and beneficially owned by the person holding the options or RSUs. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.
Name of Beneficial Owner((1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Tony Aquila(2)	81,279,489	13.3%
Foster Chiang	93,259	*
Thomas Dattilo	183,259	*
Greg Ethridge	447,419	*
Arthur Kingsbury	93,259	*
Claudia Romo Edelman	93,259	*
Rainer Schmueckle	93,259	*
Josette Sheeran	1,361,511	*
Ramesh Murthy	283,903	*
Debra von Storch	93,259	*
Ken Manget	1,500,000	*
All Directors and Current Executive Officers of the Company as a Group (11 Individuals)	85,521,876	13.9%
Five Percent Holders:
Entities affiliated with AFV Management Advisors LLC(3)	74,387,432	12.2%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of those listed in the table above is 19951 Mariner Avenue, Torrance, California 90503.
(2)
Consists of (i) 6,892,057 shares of Common Stock held by Tony Aquila, (ii) 12,509,387 shares of Common Stock held by AFV Partners SPV-4 LLC, a Delaware limited liability company (“AFV-4”), (iii) 35,273,268 shares of Common Stock held by AFV Partners SPV-7 LLC, a Delaware limited liability company (“AFV-7”), (iv) 3,450,000 shares of Common Stock held by AFV Partners SPV-7/A LLC, a Delaware limited liability company (“AFV-7/A”), (v) 4,504,505 shares of Common Stock held by AFV Partners SPV-10 LLC, a Delaware limited liability company (“AFV-10”), (vi) 2,319,552 shares of Common Stock are held by I-40 OKC Partners LLC, an Oklahoma limited liability company (“I-40 OKC”), (vii) 9,331,840 shares of Common Stock held by AFV Partners SPV-10/A LLC, a Delaware limited liability company (“AFV-10/A”), and (viii) 6,998,880 shares of Common Stock held by AFV Partners SPV-10/B LLC, a Delaware limited liability company (“AFV-10/B”). AFV Management Advisors LLC, a Delaware limited liability company (“AFV”) is the sole manager and controlling member of AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B and I-40 OKC. Mr. Aquila is the managing member of AFV, which exercises ultimate voting and investment power with respect to the shares held by AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B and I-40 OKC. Mr. Aquila may be deemed to hold voting and dispositive power with respect to the securities held indirectly by AFV, and held of record by AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B and I-40 OKC.
(3)
Consists of (i) 12,509,387 shares of Common Stock held by AFV-4, (ii) 35,273,268 shares of Common Stock held by AFV-7, (iii) 3,450,000 shares of Common Stock held by AFV-7/A, (iv) 4,504,505 shares of Common Stock held by AFV-10, (v) 2,319,552 shares of Common Stock held by I-40 OKC, (vi) 9,331,840 shares of Common Stock held by AFV-10/A and (vii) 6,998,880 shares of Common Stock held by AFV-10/A. AFV is the sole manager and controlling member of AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B and I-40 OKC. Mr. Aquila is the managing member of AFV, which exercises ultimate voting and investment power with respect to the shares held by AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B and I-40 OKC. Mr. Aquila may be deemed to hold voting and dispositive power with respect to the securities held indirectly by AFV and held of record by AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B and I-40 OKC. The business address of AFV-4, AFV-7, AFV-7/A, AFV-10, AFV-10/A, AFV-10/B, I-40 OKC and AFV is 2126 Hamilton Road Suite 260, Argyle, Texas 76226.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Canoo Inc. stockholders will be “householding” the Company’s proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or Canoo Inc. Direct your written request to Canoo Inc., Attn: Corporate Secretary, 15520 Highway 114, Justin, Texas 76247. Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
In accordance with the Bylaws, the business transacted at the Special Meeting will be limited to the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

CANOO INC.
19951 MARINER AVENUE
TORRANCE, CALIFORNIA 90503
UNITED STATES

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on , 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GOEV2023SM2**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and the following instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on , 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V21693-TBD KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CANOO INC.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V21694-TBD

CANOO INC.
Special Meeting of Stockholders
, 2023 8:30 a.m. CT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Tony Aquila, Hector Ruiz, Ken Manget and Ramesh Murthy, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CANOO INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:30 a.m. CT on , 2023 via a live audio webcast at www.virtualshareholdermeeting.com/GOEV2023SM2, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in the Proxy Statement, the proxies will vote at their discretion.

Continued and to be signed on reverse side